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                                                                   EXHIBIT 10.23

                             AMENDMENT NO. 3 TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of December 27, 1999


                  AMENDMENT NO. 3 TO THE AMENDED AND RESTATED CREDIT AGREEMENT among Penda Corporation, a Florida corporation (the "Borrower"), the Lenders and Banque Nationale de Paris, as Agent (the "Agent") for the Lenders.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Agent have entered into an Amended and Restated Credit Agreement dated as of July 14, 1995 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by inserting a new subsection 5.02(b)(i)(E) to read as follows:

                  "(E) other unsecured Debt in an aggregate amount not to exceed $1,200,000 at any time outstanding;".

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective on and as of the first date (the "Effective Date") on which the Agent shall have received, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party, counterparts of this Amendment executed by the Borrower and all the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by Tri-Glas.

                  SECTION 3. Representations and Warranties of the Borrower.

                  (a)  The Borrower represents and warrants as follows:

                  (i) Each of the Borrower and Tri-Glas is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  (ii) The execution, delivery and performance by the Borrower of this Amendment and by Tri-Glas of the consent attached hereto and the consummation of the transactions contemplated hereby, is within its corporate powers, has been duly authorized by all necessary corporate action and does not contravene (1) its charter or by-laws; or (2) any law or any contractual restriction binding on or affecting it.


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                  (iii)  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by the Borrower of this Amendment and by Tri-Glas of the consent attached hereto.

                  (iv) This Amendment has been duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (v) The consent attached hereto has been duly executed and delivered by Tri-Glas. The consent attached hereto is the legal, valid and binding obligations of Tri-Glas, enforceable against Tri-Glas in accordance with its terms.

                  (b) The Borrower hereby repeats the representations and warranties contained in each Loan Document as if made on the date of this Amendment, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of this Amendment, in which case as of such specific date.

                  SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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                  SECTION 7.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       PENDA CORPORATION

                                       By
                                          ----------------------------
                                          Title:

                                       BANQUE NATIONAL DE PARIS,

                                         as Agent and as Lender

                                       By
                                          ----------------------------
                                          Title:

                                       By
                                          ----------------------------
                                          Title:

                                       FIRSTAR BANK MILWAUKEE, N.A.

                                       By
                                          ----------------------------
                                          Title:


                                     CONSENT


                                       Dated as of December 27, 1999



         The undersigned, Tri-Glas Corporation, an Alabama corporation, as Guarantor under the Subsidiaries Guaranty dated July 15, 1995 (the "Guaranty") in favor of the Agent, for its benefit and the benefit of the Lenders Parties party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                        TRI-GLAS CORPORATION

                                        By
                                           ----------------------------
                                           Title:



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